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             AMENDMENT NO. 1 TO STOCK AND ASSET PURCHASE AGREEMENT,
                          DATED AS OF NOVEMBER 21, 1995


                  This Amendment No. 1 to Stock and Asset Purchase Agreement dated as of November 21, 1995 (this "Amendment No. 1") is made and entered into as of the 11th day of December 1995, by and among Castle Energy Corporation, a Delaware corporation ("Castle"), Indian Refining I Limited Partnership, an Illinois limited partnership ("IRLP"), Indian Refining & Marketing I, Inc., an Illinois corporation and the sole general partner of IRLP ("IRMI") (IRMI and IRLP are collectively referred to as the "Asset Sellers"), and American Western Refining, Inc., a Delaware limited partnership ("Buyer").

                  WHEREAS, Castle, the Asset Sellers and Am West GP, Inc. the general partner of the Buyer, are parties to that certain Stock and Asset Purchase Agreement dated as of November 21, 1995 (the "Purchase Agreement").

                  WHEREAS, Am West GP, Inc., has assigned all of its rights and obligations under the Purchase Agreement to Buyer.

                  WHEREAS, the parties desire to amend the Purchase Agreement as set forth in this Amendment No. 1.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth herein, and intending to be legally bound, Castle, the Asset Sellers and Buyer hereby agree as follows:

                  1. The following definition is hereby added in Section 1.1 of the Purchase Agreement, immediately preceding the definition of "Asset Purchase Price":

                           "Amendment  No. 1" shall mean  Amendment No. 1 to the
                  Stock and Asset Purchase Agreement dated as of November 21, 1995 among Castle, the Asset Sellers and Am West GP, Inc.

                  2. The definition of "Outstanding Liens" in Section 1.1 of the Purchase Agreement is hereby amended to read in its entirety as follows:

                           "Outstanding  Liens" shall mean the Liens  identified
                  on Schedule 1.1B attached to the Purchase Agreement, as amended by Amendment No. 1."

                  3. The definition of "Schedule 1.1B" in Section 1.1 of the Purchase Agreement is hereby amended to read in its entirety as follows:

                           "Schedule   1.1B"  shall  mean  the  schedule   dated
                  November 21, 1995 and attached to the Purchase Agreement (before giving effect to Amendment No. 1), as supplemented by the schedule dated December 8, 1995 and attached to Amendment No. 1 as Exhibit A to Amendment No. 1, which schedules collectively identify all Persons known to have a Lien on any of the Purchased Assets at December 8, 1995, and in each case, the amount of such Liability.

                  4. The parties hereto hereby agree that the Seller Note is hereby amended to read in its entirety as set forth on Exhibit B to Amendment No. 1.


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                  5. The list of Excluded  Contracts  set forth on Schedule 2.2D to the Purchase Agreement is hereby amended by adding the following as an "Excluded Contract": that certain Agreement made March 23, 1994 between IRLP and ABB Lummus Crest Inc. for License and Basic Engineering Relating to a Delayed Coker Plant, Lawrenceville Refinery, Illinois. Schedule 4.4 is amended by deleting the reference to such Contract.

                  6. Section 7.11(b) of the Purchase Agreement is hereby deleted in its entirety and replaced by the following Section 7.11(b), reading in its entirety as follows:

                  "(b) If, at any time, Buyer shall elect to pay any amount secured by any one of the Outstanding Liens, the amount so paid shall reduce the obligations of the Buyer under the Seller Note dollar for dollar. The foregoing is also permitted by the second sentence of Section 2(c) of the Seller Note."

                  7. The Purchase Agreement, as amended by this Amendment No. 1, remains in full force and effect.

                  8. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York, without regard to its rules on conflicts of law.

                  9. This Amendment No. 1 may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to each of the other parties.

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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment No. 1 to be duly executed as of the date and year first above written.

                                      CASTLE ENERGY CORPORATION


                                     By: /s/ RICHARD E. STAEDTLER
                                         -------------------------------
                                         Title: Chief Financial Officer


                                     INDIAN REFINING I LIMITED PARTNERSHIP

                                     By:  Indian Refining & Marketing I
                                                Inc., General Partner


                                              By: /s/ CHRIS A. WOODS
                                                 --------------------------
                                                 Title: Vice President





                                     INDIAN REFINING & MARKETING I INC.


                                     By: /s/ CHRIS A. WOODS
                                         -------------------------------
                                         Title: Vice President




                                     AMERICAN WESTERN REFINING, L.P.



                                      By:  Am West GP, Inc., its general partner

                                              By: /s/ B.N. BANERJEE
                                                 --------------------------
                                                 Title: President



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